SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON  D.C.  20549
                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934
                          DATE  OF  EARLIEST  REPORT
                                October  9,  2005

                        (DATE  OF  EARLIEST  EVENT  REPORTED)

                            NEW  MEDIUM  ENTERPRISES,  INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                         NEVADA

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                          DATE  OF  REPORT  OCTOBER  9,  2005
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                            MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                  London  W3  7QS
                            Tel:  011  44  208  746  2018
                            Fax:  011  44  208  749-8025

 ITEM  4.01  -  Changes  in  Registrant's  Certifying  Accountant


(a)   Resignation  of  Registered  Public  Accounting  Firm.

     On October 9, N. Blumenfrucht CPA PC resigned as independent auditor for our company effective October 9, 2005.

     The independent registered public accountant's reports of Nachum Blumenfrucht for the periods ended June 30, 2004, June 30, 2003, June 30, 2002, June 30, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.


     In connection with the audits of the two fiscal years ended June 30, 2004 and June 30, 2003 there were no disagreements with Mr. Blumenfrucht on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of N. Blumenfrucht, would have caused to make reference to the subject matter of the disagreements in his report.

     In connection with the audits of the two fiscal years ended June 30, 2004, including interim periods though the date of his resignation on October 9, 2005, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Mr. Blumenfrucht with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that Mr. Blumenfrucht furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A copy of the Letter from N. Blumenfrucht CPA PC to the Securities and Exchange Commission is attached as an exhibit to this filing.

     (b) Engagement of New Independent Registered Public Accounting Firm.

     On October 12, 2005, the Company appointed Morgenstern & Company CPA's P.C. as the Company's new independent registered public accounting firm. Morgenstern & Company will review the Company's financial statements for the quarter ended September 30, 2004, December 31, 2004, and March 31, 2005 and will audit the financial statements for the year ending June 30, 2005. The Company has not consulted with Morgenstern & Company during the two most recent fiscal years ended June 30, 2005 and June 30, 2004, nor during the subsequent interim periods through the date of engagement on October 12, 2005, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or regarding reportable conditions set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibits:


EXHIBIT 16. N. BLUMENFRUCHT'S LETTER TO SEC

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     /s/ MAHESH JAYANARAYAN, CEO, President

     President  and  Chief  Executive  Officer, President
     Dated:  November  9, 2005

     New  Medium  Enterprises,  Inc.
     (Registrant)